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                                                                    EXHIBIT 10.5


                               FIRST AMENDMENT TO
                              AMENDED AND RESTATED
                              MANAGEMENT AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED MANAGEMENT AGREEMENT ("First Amendment") is made and entered into as of January 5, 2001 by and between INSIGHT COMMUNICATIONS MIDWEST, LLC, a Delaware limited liability company (the "Company") (formerly known as Insight Communications of Indiana,
LLC), and INSIGHT COMMUNICATIONS COMPANY, L.P., a Delaware limited partnership ("Insight" and, together with any permitted assigns hereunder, the "Manager").

                             PRELIMINARY STATEMENT

         Pursuant to that certain Asset Contribution Agreement dated as of August 15, 2000, by and among TCI of Indiana Holdings, LLC ("TCI LLC") and certain affiliates of TCI LLC, Insight, and Insight Midwest, L.P. (as amended, the "Asset Contribution Agreement"), (i) immediately prior to the closing under the Asset Contribution Agreement, Insight Midwest, L.P. ("Insight Midwest") has contributed its 100% limited liability company interest in the Company to Insight Midwest Holdings, LLC ("Holdings"), with the result that Holdings has become the sole member of the Company, (ii) immediately following the closing under the Asset Contribution Agreement, Insight Midwest has contributed to Holdings the Insight Assets (excluding the Insight LLC Interest and the Insight Central Ohio Assets), the Exchange Assets, the Sale Assets and the AT&T Assets relating to the Insight Systems, the Exchange Systems, the Sale Systems and the AT&T Systems, respectively (as those terms are defined in the Asset Contribution Agreement) (collectively, such Systems and Assets, the "New Systems"), and (iii) immediately following the transfer described in (ii) above, Holdings has contributed to the Company the New Systems.

         Effective immediately following the closing under the Asset Contribution Agreement, the Company and Holdings have entered into a Second Amended and Restated Operating Agreement of the Company dated as of January 5, 2001 in order to reflect certain changes and, among other things, to reflect that Holdings is the new sole member of the Company and that the name of the Company has been changed.

         Effective immediately following the closing under the Asset Contribution Agreement, the Manager and the Company desire to amend the Amended and Restated Management Agreement dated October 1, 1999 by and between the Manager and the Company (the "Management Agreement"), in order to reflect, among other things, that (i) the Business now includes the business and operations of the New Systems and (ii) the name of the Company has been changed.

         NOW, THEREFORE, the Manager and the Company agree as follows:

         1. Definitions. All capitalized terms used herein and not otherwise defined herein shall have the same meanings assigned to them in the Management Agreement. All section references refer to the sections of the Management Agreement unless otherwise expressly indicated.
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     2.   All references in this First Amendment and the Management Agreement to the "Midwest Partnership Agreement" shall be deemed references to that certain Amended and Restated Limited Partnership Agreement of Insight Midwest dated as of January 5, 2001 by and between Insight and TCI LLC.

     3. All references in this First Amendment and the Management Agreement to the "Operating Agreement" shall be deemed references to that certain Second Amended and Restated Operating Agreement of the Company dated as of January 5, 2001 by and between the Company and Holdings.

     4. All references in this First Amendment and the Management Agreement to the "Company" shall be deemed references to Insight Communications Midwest, LLC (formerly known as Insight Communications of Indiana, LLC), a Delaware limited liability company.

     5. All references in this First Amendment and the Management Agreement to the "Business" shall be deemed references to the business and operations of the Company, as they may be conducted from time to time, as they are more fully described in the Operating Agreement, and shall include the business and operations of the New Systems from and after the date hereof.

     6. Section 7.3. Section 7.3 is amended in its entirety to read as follows:

          "7.3   Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made as of the date delivered if delivered by hand, by telecopier device (confirmed by hand delivery or overnight courier service) or by overnight courier service to the parties at the following address (or at such other address for a party as shall be specified by like notice):

          if to the Company, to:

          c/o Insight Communications Company, Inc.
          810 7th Avenue
          New York, New York 10019
          Attention: Michael S. Willner
          Telecopier: (917) 286-2301
          Copy to Attention:  Insight Legal Department
          Telecopier: (917) 286-2301

          with a copy to:

          TCI of Indiana Holdings, LLC
          c/o AT&T Broadband, LLC
          188 Inverness Drive West
          Englewood, Colorado 80112
          Attention:  Mr. Alfred Di Blasio
          Telecopier: (303) 858-3456
          Copy to Attention: AT&T Broadband, LLC Legal Department
          Telecopier: (303) 858-5083

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          if to Manager, to:

          c/o Insight Communications Company, Inc.
          810 7th Avenue
          New York, New York 10019
          Attention:  Michael S. Willner
          Telecopier: (917) 286-2301
          Copy to Attention: Insight Legal Department
          Telecopier: (917) 286-2301"


     7. Authority. The Manager and the Company acknowledge and agree that they are entering into this First Amendment pursuant to Section 7.8 of the Management Agreement.

     8. Effect of Amendment. Except as amended hereby, the Management Agreement shall remain unchanged and in full force and effect, and this First Amendment shall be governed by and subject to the terms of the Management Agreement, as amended hereby. From and after the date of this First Amendment, each reference in the Management Agreement to "this Agreement," "hereof," "hereunder" or words of like import, and all references to the Management Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature (other than in this First Amendment or as otherwise expressly provided) shall be deemed to mean the Management Agreement, as amended by this First Amendment.

     9. General. This First Amendment: (a) shall be binding on the executors, administrators,estates, heirs, and legal successors of the Manager and the Company; (b) shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of law principles thereunder;
(c) may be executed in more than one counterpart as of the day and year first above written.

                           [Signature Page Follows]

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     IN WITNESS WHEREOF, the parties hereto have duly executed this First
Amendment as of the date first above written.

                              INSIGHT COMMUNICATIONS COMPANY, L.P.

                              By: Insight Communications Company, Inc., its
                                  general partner

                              By: ______________________________________________
                                  Name:  Elliot Brecher
                                  Title: Senior Vice President and General
                                         Counsel


                              INSIGHT COMMUNICATIONS MIDWEST, LLC

                              By: Insight Midwest Holdings, LLC, its sole member
                              By: Insight Midwest, L.P., its sole member
                              By: Insight Communications Company, L.P., its
                                  general partner
                              By: Insight Communications Company, Inc., its
                                  general partner

                              By: ______________________________________________
                                  Name:  Elliot Brecher
                                  Title: Senior Vice President and General
                                         Counsel